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                                                                 Exhibit 10.31.1


             Summary of the Material Provisions of the Amended and
     Restated By-laws (Estatutos Sociales) of Grupo P.I. Mabe, S.A. de C.V.
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I.  Composition of the Board of Directors.
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          Article 23 of the Amended and Restated By-laws (the "By-Laws") of
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Grupo P.I. Mabe, S.A. de C.V. ("Mabesa") provides that Mabesa shall be governed
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and managed by a Board of Directors (the "Mabesa Board") as follows:
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          (i)  Four (4) principal directors and their respective alternates will be designated collectively by the holders of a majority of the Series A Mabesa Voting Stock (collectively, the "Series A Mabesa
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               Directors");/1/ and
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          (ii) One (1) principal director and his alternate will be designated by the holders of a majority of the Series B Mabesa Voting Stock (the "Series B Mabesa Director")./2/
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II.  Appointment of Chairman.
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          Subject to the provisions of the provisions of Article 21 of the By-
Laws, the Chairman (Presidente del Consejo) of the Mabesa Board shall be elected
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by a majority of the directors of the Mabesa Board.

III.  Supermajority Matters.
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(a)  Under the provisions set forth in Article 21 of the By-Laws, without the affirmative vote of the majority of (i) the shares of voting stock of Mabesa (including the affirmative vote of not less than the majority of the Series B Mabesa Voting Stock), in a general extraordinary meeting of the shareholders of Mabesa (asamblea general extraordinaria de accionistas), or
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     (ii) the Mabesa Board (including the affirmative vote of the Series B
     Mabesa Director (or his alternate)), Mabesa shall not (and Mabesa shall ensure, with respect to any of its Subsidiaries, that such Subsidiaries shall not), in a single or series of related transactions, take action with respect to any of the following matters (the "Mabesa Supermajority
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     Matters"):
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         (1)  The appointment or replacement of the Chairman (Presidente del
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     Consejo) of the Mabesa Board (in the understanding that
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/1/  On and as of the date hereof, Gilberto Marin Quintero holds a majority of the Series A Voting Stock of Mabesa.

/2/ On and as of the date hereof, PTB International Inc. holds a majority of the Series B Voting Stock of Mabesa.

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     PTBI hereby agrees that Marin shall be the initial Chairman
     (Presidente del Consejo) of the Mabesa Board);
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         (2)  The adoption or modification of material accounting policies to be followed by Mabesa (or any Subsidiary of Mabesa), to the extent Mabesa has any discretion under Mexican GAAP as to the adoption or modification of such policies, and the selection and engagement of auditors for Mabesa (and any such Subsidiary), who will be one of the "Big-Five" accounting firms;

         (3) The issuance of any shares of capital stock of Mabesa or of any Subsidiary of Mabesa, or any change in the share capital from time to time of Mabesa or of any such Subsidiary, or the grant of any option over, or issuance of any security carrying rights of conversion into, shares of capital stock of Mabesa or any Subsidiary, or the listing in any public exchange or the public offering for sale of any shares of capital stock of Mabesa or any such Subsidiary or any equity or other securities of Mabesa or any such Subsidiary;

         (4) Any change in, or variation from, the policy with respect to Mabesa dividends;

         (5)  Any modification of the number of directors on the Mabesa Board;

         (6) Any modification or amendment to the Amended and Restated Mabesa By-laws (estatutos);
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         (7)  The decision to acquire any business, property (real or personal)
     or asset (tangible or intangible), in a single or a series of related transactions, with an aggregate value in excess of US$30 million in any single fiscal year, or the approval of any agreement providing for the reorganization, merger or splitting-off of Mabesa (or any Subsidiary of Mabesa) with or into any other entity or any other business transformation, dissolution, liquidation, reorganization or sale of all or substantially all of the assets of Mabesa (or any such Subsidiary); and

         (8) The incurrence in any single fiscal year by Mabesa of any indebtedness, whether or not secured and in one or more related transactions, with an aggregate principal amount in excess of US$30 million or the grant in any single fiscal year of any pledge, mortgage or security interest in any assets of Mabesa (or of its subsidiaries), or any other encumbrance of the assets of Mabesa (or of such subsidiary), where the value of the assets affected thereby exceeds, in the aggregate, twice the aggregate principal amount of any indebtedness secured thereby.

(b) The threshold amounts set forth in items 7 and 8 above shall be adjusted each fiscal year in accordance with the Consumer Price Index.

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IV.  Governance of Mabesa Upon a Change of Control.
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          Pursuant to Article 21 of the By-Laws, if a Change of Control with respect to PTB International, Inc. or Paragon Trade Brands, Inc. occurs, the affirmative vote of a majority of (i) the shares of voting stock of Mabesa, or
(ii) the Mabesa Board will be required to approve any action by Mabesa (or any Subsidiary of Mabesa) with respect to any of the matters described in items 1, 4, 7 and 8 of Article 21 of the By-Laws, without requiring the affirmative vote of the Series B Director or a majority of the Series B Mabesa Voting Stock, as the case may be.

          A "Change of Control" is defined in Article 21 of the By-Laws as follows:

(a)  a "Change of Control" means and shall be deemed to occur, with respect to
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     PTB International, Inc. or Paragon Trade Brands, Inc. (any of them being referred to as the "Company" for purposes of this definition only), if any
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     of the following occurs:

(b) an acquisition, after the date hereof, by an individual, entity or group ("group" meaning two or more persons acting as a partnership, limited
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     partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities) of beneficial ownership (within the meaning of Rule 13d-3 under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, in one or more related
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     transactions, of more than 50% either (i) the outstanding shares of common stock of the Company (the "Common Stock"), or (ii) the combined voting
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     power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities");
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(c)  individuals who, on the date hereof, constituted the Board of Directors
     (the "Incumbent Board") of the Company, cease for any reason to constitute
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     at least a majority of the Board of Directors (the "Board") of the Company;
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     provided, however, that any individual becoming a director subsequent to
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     the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then serving and comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents;

(d) the sale or other disposition of all or substantially all of the assets of the Company;

(e) (i) a reorganization, (ii) a merger, or (iii) a consolidation, other than a reorganization, merger or consolidation with respect to which all or

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     substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation, more than 51% of the then outstanding Common Stock and Voting Securities (entitled to vote generally in the election of directors) of the entity resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock or the Voting Securities; or

(f) approval by the Company's stockholders of a complete or substantially complete liquidation or dissolution of the Company.

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